Item 1. Report to Shareholders

OCTOBER 31, 2004

NEW ASIA FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
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T. ROWE PRICE NEW ASIA FUND
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FELLOW SHAREHOLDERS

Compared with the previous six-month period, Asian markets produced weaker results in the second half of the fund's fiscal year, ended October 31, 2004. The star markets of 2003, such as Thailand and India, traded flat overall for the past six months, but that performance masked mid-year volatility. Taiwan and South Korea, which together make up over 40% of our investment universe, continued to be very difficult. The Chinese market was also quite volatile, reflecting investor unease about how the government would act to slow down that fast-growing economy.

PERFORMANCE COMPARISON
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Periods Ended 10/31/04                    6 Months     12 Months
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New Asia Fund                                3.64%         9.28%

MSCI All Country Far East
Ex-Japan Index                               3.06          9.26

Lipper Pacific Ex-Japan
Funds Average                                3.48         10.96

Please see the fund's quarter-end returns following this letter.

We are pleased to report that the New Asia Fund generated good returns for the 6- and 12-month periods. As we discussed in our mid-term letter, we were concerned about overvaluation in several Asian countries. The lackluster performance of many markets over the past six months seems to have borne this out, although your fund still provided a solid 9.28% gain for the year. Our results were in line with the MSCI All Country Far East Ex-Japan Index for the past 12 months and modestly trailed the Lipper Pacific Ex-Japan Funds Average. We fared somewhat better over the past six months; the portfolio's 3.64% result slightly outpaced both the index and the peer group.

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                       Percent of          Percent of
                                       Net Assets          Net Assets
Periods Ended                             4/30/04            10/31/04
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South Korea                                 27.3%               24.9%

India                                       12.0                15.9

Hong Kong                                   13.1                15.8

Taiwan                                      16.4                14.1

Malaysia                                     9.3                 8.4

China                                        5.2                 8.0

Singapore                                    7.8                 6.8

Other and Reserves                           8.9                 6.1
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Total                                      100.0%              100.0%

Looking broadly at our 12-month performance, we correctly lightened our exposure in North Asian markets, maintained a heavier position in the South Asian markets, and avoided the worst of the mid-year correction in China. Indian investments continued to generate

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CHINA: A POWERFUL GLOBAL GROWTH ENGINE
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China has increasingly become the growth engine for Asia, and T. Rowe Price investment managers believe that it will have an expanding impact on the global economy. Investing in China, however, presents unique challenges that warrant a cautious investment approach.

China's economy has grown rapidly over the past year, fueled by massive fixed-asset investment by the government, high levels of foreign investment, and the rapid emergence of its urban middle class. In December 2003, money supply was growing at a 30% annual pace, and the supply of raw materials could not keep pace. China currently consumes 25% of the world's raw materials, and this will continue to rise.

Over the past year, the Chinese government has attempted to cool this boom, and the continuing challenge will be achieving a manageable rate of growth. We believe the next stage of China's modernization must be to tackle its financial architecture. Due to the lack of a functioning bond market, interest rate inflexibility, and a rigid foreign exchange structure, the government has had to rely on administrative measures to slow the economy.

The secular rise in inflation is another growing concern. The country is reaching the limit of its ability to supply domestic raw materials to its industries, meaning that growth will have to be met by imported raw materials and paid for with hard currency. These trends probably mean that China's low interest rates are likely to climb further, which could have major implications for its economy and potentially for inflation trends around the world. (The government edged rates higher in October for the first time in nearly a decade.) More importantly, it raises some question about the long-term sustainability of China's blistering growth.

Accordingly, we have remained cautious about the quality of investment opportunities in China, almost exclusively focusing on industry leaders that we believe are capable of achieving sustained profitability through economic peaks and troughs. An alternative strategy has been to invest in non-Chinese companies that we believe will benefit from accelerating Chinese demand. While we are pleased that more high-growth, privately owned mainland companies are starting to be listed, we remain extremely selective and seek to avoid owning Chinese companies with opaque ownership structures and a lack of corporate transparency.

[Graphic Omitted]

WILL CHINA'S GDP GROWTH SLOW?
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Real GDP Growth

'97             10.29%

'98              6.39%

'99              3.14%

'00              8.96%

'01               7.3%

'02              6.74%

'03             14.16%

'04*              9.2%

'05*              8.0%

* Estimates

Sources: FactSet Research Systems, OECD, Consensus Economics Inc.

good returns for your fund thanks largely to stock selection, which added a solid contribution to relative results. At the sector level, our low and falling exposure to information technology paid off because IT was Asia's weakest sector for the past six and 12 months. We trimmed economically sensitive businesses at the start of the year and were rewarded for emphasizing stable, domestically oriented consumer businesses in areas such as retailing in North Asia and media in India.

Our holdings in Hong Kong provided underwhelming results. Specifically, many of our media holdings there struggled, either due to the volatile regulatory environment, which has hurt expectations for some of these businesses, or because management has failed to execute well--a topic of discussion later in this letter. We've also remained underweight in steady but low-growth businesses, including Hong Kong-based utilities, which performed well despite stiff valuation levels. We steered clear of Indonesia and the Philippines, a pair of small, illiquid markets that enjoyed very strong rallies on the back of favorable political developments. As always, we forgo short-term trading opportunities and attempt to own solid growth companies in good businesses that we can hold for the long term.

MARKET PERFORMANCE
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(In U.S. Dollar Terms)
Periods Ended 10/31/04                    6 Months     12 Months
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China                                       12.18%        10.05%

Hong Kong                                   10.45         13.59

India                                        1.94         17.64

Malaysia                                     2.12          5.54

Philippines                                 17.72         30.03

Singapore                                   10.60         19.56

South Korea                                 -3.16         10.85

Taiwan                                      -5.94         -6.79

Thailand                                    -0.66         15.69

Source: RIMES Online, using MSCI indices.

Consensus thinking is that interest rates across Asia will continue rising. Central banks have belatedly begun tightening monetary policy--belatedly, as market rates had already begun to increase in those countries that have freely tradable bond markets. Higher rates, coupled with steep spikes in energy prices, spooked investors in the middle of this year as these forces would clearly act to slow economic growth that had previously been quite robust in most of Asia. Drastic moves by the Chinese authorities in late spring to slow growth also sent shivers through the commodity markets, prompting fears that a China slowdown would adversely affect all Asian economies. These uncertainties created a turbulent period in the middle of this year and gave us a window of value in otherwise overvalued markets.

PORTFOLIO REVIEW

We used the pullback to add to our beachhead positions in strong domestic franchises such as Astro All-Asia, Malaysia's dominant private-sector cable television provider, which is planning to expand into the much larger Indonesian market. We believe the outlook for broadcasting, content providers, film exhibition, and pay TV in much of South Asia is bright, and we now have significant exposure to these industries. In addition to our enlarged position in Astro, we own Zee Telefilms, Balaji Telefilms, and Television Eighteen in India and a large stake in Thailand's largest film distribution and film exhibition company, Major Cineplex. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

SECTOR DIVERSIFICATION
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                                          Percent of       Percent of
                                          Net Assets       Net Assets
                                             4/30/04         10/31/04
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Financials                                     28.4%            32.0%

Consumer Discretionary                         19.3             22.8

Information Technology                         21.4             15.5

Telecommunications Services                     6.6              6.1

Consumer Staples                                3.9              5.9

Energy                                          3.2              5.7

Industrials and Business Services               7.9              5.4

Materials                                       4.7              2.3

Utilities                                       0.0              2.1

Health Care                                     0.4              0.3

Other and Reserves                              4.2              1.9
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Total                                         100.0%           100.0%

We have a similarly large exposure to the broadcasting and content industry in Hong Kong/China, and although we have endured some trauma, due to the fluidity of the regulatory environment in China and some individual problems with management execution, we are keeping our focus on the long-term growth potential. Television Broadcast, the largest global provider of high-quality Chinese-language content and a major Hong Kong broadcaster, was a disappointment for the last six months due both to the external environment as well as to an internal struggle between the controlling shareholders. We are optimistic that these issues will eventually sort themselves out and believe the inherent value in the company's library and its ability to deliver highly saleable content will bear fruit for us as the company's China operations expand. In China, Tom Group (tom.com) is in a similar situation to Television Broadcast in terms of the regulatory environment it faces. We are closely following the company to ensure that management execution, which has left something to be desired, improves from here.

We increased our positions in the consumer discretionary sector by adding to several promising integrated textile firms that stand to benefit from ending the international quota system. These included Welspun India, a fast-growing supplier of terry toweling and home textiles to the U.S., and Luen Thai in China, which is developing very close ties to leading U.S. brands such as Liz Claiborne. India-based textile firm Arvind Mills also performed extremely well over the last six months, largely due to growing U.S. sales.

In a similar vein, we have significant exposure to modern retailers in Asia and seek to identify more promising firms, particularly in South Asia. Hong Kong's Esprit Holdings has been our main retail holding for some time. We recently added Gome Electrical Appliance, a large-scale consumer-electronics retailer that is consolidating a very fragmented industry in China. We also own Far Eastern Department Store (Taiwan) and Hyundai Department Store and Shinsegae (South Korea).

We added to positions in energy, a focus that we mentioned in our last report. We steadily built positions in CESC Limited, an undervalued integrated utility in Calcutta, India. We also became significant shareholders in Power Trading, which is playing a major role in redistributing power in a newly deregulating Indian power environment, and in Petronet LNG, which owns India's main facility for importing and processing energy from the Middle East. Gujarat Mineral Development, which produces power from low-cost captive coal mines, and National Thermal Power, India's largest owner of coal-fired generation capacity, were other new entries to the portfolio.

After a long hiatus, we decided to invest in Tenaga Nasional, Malaysia's largest power producer and distributor. This poorly run, state-owned firm is getting a thorough shake-up by new management that has been installed specifically to turn the company around. We believe the market has yet to fairly evaluate the potential for determined management to improve basic operations in this firm. We are also assessing some of the smaller power producers in Thailand and Malaysia as both countries need to add generation capacity and smaller firms in this industry appear to be trading at very attractive valuations.

We remain focused on North Asian--and increasingly South Asian as well--consumer staples companies, which include a wide range of firms selling cosmetics and beverages. Some of the highlights include AmorePacific and Lotte Chilsung Beverage (South Korea), CP Seven Eleven (Thailand), and Tata Tea,
GlaxoSmithKline, and Colgate Palmolive (India). We are exploring some other promising firms and hope to increase our sector exposure.

We also added to our significant financial services holdings. In India we initiated a position in consumer lending banker LIC Housing Finance and increased our ownership in Uti Bank and Kotak Mahindra. We believe the long-term prospects for this segment are very bright, particularly for highly motivated managements running tech-savvy, differentiated, and customer-focused organizations.

Many of these additions were funded by cutting back on our large-cap technology holdings and some mid-sized technology firms in Taiwan. Notably, we have reduced our exposure to semiconductors by selling or trimming Samsung Electronics, Taiwan Semiconductor Manufacturing, and United Microelectronics. While these firms are still quite solid, we think there are more attractive growth opportunities elsewhere, partially due to the maturity of some of the technology subsectors that these firms serve, and in part due to what we would term the "tyranny of size": these companies have become very big, especially in the context of Asian markets. The only notable additions to our tech holdings over the past six months were in smaller niche providers of products or services, such as banking solutions firm I-Flex Solutions in India, and GES International and Venture Manufacturing in Singapore.

We have steadfastly resisted the temptation to add to materials firms and cyclical industries, despite a valuation dip midyear, because we believe that the best is past for these Asian companies. Recent quarterly earnings results are showing that higher raw materials prices are taking a toll on profit margins, although revenues have grown strongly. We believe that the high valuations on sales and book values for these cyclical companies pose a risk that any minor slowdown in revenues could result in lower stock prices. Although our minimal exposure to these stocks may impede our short-term performance, we are not convinced about their longer-term potential.

Overall, your portfolio is increasingly positioned for what we perceive as the latter stage of the economic cycle, when economic growth becomes less predictable and inflation begins to put pressure on corporate profits. At the same time, this stage puts more money into consumers' pockets through higher wages and gives pricing power back to banks, which can then raise rates on consumer deposits. This has inevitably meant much more of an orientation toward domestic sectors and significantly less focus on exporters. We are hopeful that these types of companies will do well in spite of a more challenging environment, particularly as many of them pay significant dividends in addition to delivering profit growth.

OUTLOOK

Given its predominantly domestic orientation, your portfolio would be favorably affected by any change that would allow undervalued currencies in the region to appreciate versus the dollar. The U.S. is pressuring the major Asian central banks to let this happen. Although it is difficult for us to state definitively whether Asian currencies, and particularly the Chinese renminbi (RMB), will be allowed to appreciate against the U.S. dollar, we can make a few pertinent observations. The forward foreign exchange markets seem to be expecting a revaluation of the RMB of around 3% to 5% versus the U.S. dollar. Chinese authorities are also talking about liberalizing the outflow of money by Chinese investors. These could collectively indicate that some potential policy movement is afoot, but, again, it is difficult for us to make a definitive judgment on this likelihood. An upward revaluation of the Chinese RMB could mean that all Asian currencies would be allowed to appreciate. The Indian rupee, quite independent of the Chinese decision, has already begun to climb modestly.

This autumn, the Chinese authorities began to raise interest rates. Given the initial rate increase of a modest 25 basis points (0.25%), the market interpreted the move positively. Effectively, while the Chinese have signaled that money will become more expensive over time, they have also shown their intent to slow growth modestly and gradually. This should allow the Chinese economy to continue its breathtaking expansion and raises the risk that this economic cycle could end dramatically. A "hard landing" by the Chinese economy remains one of the biggest risks for Asian economies and markets over the next few years.

The risks associated with investing in Asian markets have risen, and we believe that there is a general lack of value in many equity markets, which could continue for some time. Therefore, our challenge is to dig deeper into our potential investment universe to find reasonably valued, well-managed growth companies. As always, we will continue to work diligently on your behalf.

Respectfully submitted,

David J. L. Warren
President, T. Rowe Price International Funds, Inc.

November 19, 2004

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RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Far East Ex-Japan Index: Market capitalization-weighted price return index of tradable issues from nine emerging and developed East Asian countries, quoted in U.S. dollars.


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T. ROWE PRICE NEW ASIA FUND
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PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04
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Samsung Electronics, South Korea                                            5.3%

Kookmin Bank, South Korea                                                   2.1

Hyundai Motor, South Korea                                                  1.9

Cathay Financial Holding, Taiwan                                            1.9

HDFC Bank, India                                                            1.5

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Zee Telefilms, India                                                        1.4

Chinatrust Financial, Taiwan                                                1.4

Swire Pacific, Hong Kong                                                    1.4

DBS Group, Singapore                                                        1.4

Cheung Kong Holdings, Hong Kong                                             1.3

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Amorepacific, South Korea                                                   1.3

Cnooc, China                                                                1.3

South Korea Telecom, South Korea                                            1.3

Kotak Mahindra Finance, India                                               1.2

Shinhan Financial, South Korea                                              1.2

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Henderson Land Development, Hong Kong                                       1.2

Ascendas, REIT, Singapore                                                   1.2

SK Corporation, South Korea                                                 1.1

S-Oil, South Korea                                                          1.1

LG Chemical, South Korea                                                    1.1

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Taishin Financial Holdings, Taiwan                                          1.1

Esprit Holdings, Hong Kong                                                  1.1

Taiwan Semiconductor Manufacturing, Taiwan                                  1.1

Shinsegae, South Korea                                                      1.1

United Overseas Bank, Singapore                                             1.1

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Total                                                                      37.1%

Note: Table excludes investments in collateral for securities lending.

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T. ROWE PRICE NEW ASIA FUND
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

NEW ASIA FUND
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As of 10/31/04

New Asia Fund $10,527
MSCI All Country Far East Ex-Japan Index $7,873
Lipper Pacific Ex-Japan Funds Average $12,007


                        MSCI All     Lipper Pacific
                Country Far East           Ex-Japan
                  Ex-Japan Index      Funds Average        New Asia Fund

10/94                   $10,000             $10,000              $10,000

10/95                     9,246               9,044                9,030

10/96                    10,161               9,598                9,714

10/97                     6,646               7,660                6,741

10/98                     5,114               5,891                5,664

10/99                     7,776               8,886                8,425

10/00                     6,113               8,217                8,366

10/01                     4,574               6,704                6,006

10/02                     5,267               7,476                6,675

10/03                     7,060              10,627                9,633

10/04                     7,873              12,007               10,527

AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04                             1 Year    5 Years    10 Years
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New Asia Fund                                       9.28%      4.56%       0.52%

MSCI All Country Far East Ex-Japan Index            9.26       0.25       -2.36

Lipper Pacific Ex-Japan Funds Average              10.96       3.78        1.28

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE NEW ASIA FUND
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FUND EXPENSE EXAMPLE
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                            Beginning             Ending          Expenses Paid
                        Account Value      Account Value          During Period*
                               5/1/04           10/31/04     5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Actual                     $    1,000         $ 1,036.40                $  5.67

Hypothetical (assumes 5%
return before expenses)    $    1,000         $ 1,019.57                $  5.62

*Expenses are equal to the fund's annualized expense ratio for the six-month period (1.11%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.

QUARTER-END RETURNS
--------------------------------------------------------------------------------

Periods Ended 9/30/04                          1 Year      5 Years      10 Years
--------------------------------------------------------------------------------

New Asia Fund                                  17.69%        4.64%         0.29%

MSCI All Country Far East Ex-Japan Index       18.01         1.11         -2.22

Lipper Pacific Ex-Japan Funds Average          18.51         4.04          1.27

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      Year
                                     Ended
                                  10/31/04  10/31/03 10/31/02 10/31/01  10/31/00

NET ASSET VALUE

Beginning of period                $ 8.14   $  5.68   $ 5.11  $  7.12   $  7.20

Investment activities

  Net investment income (loss)       0.10      0.06     0.03     0.03      0.04

  Net realized and
  unrealized gain (loss)             0.65      2.44     0.54    (2.04)  (0.08)**

  Total from
  investment activities              0.75      2.50     0.57    (2.01)    (0.04)

Distributions

  Net investment income             (0.06)    (0.04)        -        -    (0.04)

  Net realized gain                 (0.01)         -        -        -         -

  Total distributions               (0.07)    (0.04)        -        -    (0.04)

NET ASSET VALUE

End of period                      $ 8.82   $  8.14   $ 5.68  $  5.11   $  7.12
                                   ---------------------------------------------

Ratios/Supplemental Data

Total return^                        9.28%    44.30%   11.15% (28.23)%   (0.68)%

Ratio of total expenses to
average net assets                   1.09%     1.17%    1.17%    1.22%     1.08%

Ratio of net investment
income (loss) to average
net assets                           1.12%     1.06%    0.53%    0.49%     0.41%

Portfolio turnover rate              72.3%     71.7%    72.0%    49.0%     52.2%

Net assets, end of period
(in millions)                      $   877  $    826  $   562  $   527  $    875

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                              Shares           Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

CHINA   8.0%

Common Stocks   8.0%

China Insurance (HKD)                                 14,526,000           6,625

China Resources Enterprise (HKD) (ss.)                 5,304,000           7,428

China Telecom, 144A (HKD) *                           11,854,000           3,807

China Telecom (H shares) (HKD)                        13,890,000           4,461

Cnooc (HKD)                                           21,430,000          11,082

Comba Telecom Systems (HKD)                            5,302,000           2,418

CSMC Tech, 144A (HKD) *                               56,065,000           3,890

Gome Electrical Appliances (HKD) *                     1,715,000           1,377

Gome Electrical Appliances
(Regulation S shares) (HKD) *                          5,148,000           4,134

Luen Thai Holdings (HKD) *                             6,631,000           3,408

Pacific Basin Shipping, 144A (HKD) *                   5,040,000           2,364

Pacific Basin Shipping (HKD) *                         6,372,000           2,988

Panva Gas Holdings (HKD) *                             4,279,000           1,814

Panva Gas Holdings, 144A (HKD) *                       7,347,000           3,115

Shanghai Forte Land Company (H shares) (HKD)          18,566,000           5,784

tom.com (HKD) *(ss.)                                  26,182,000           5,079

Total China (Cost $63,236)                                                69,774

HONG KONG   15.8%

Common Stocks   15.8%

Cheung Kong Holdings                                   1,391,000          11,527

Chinese Estates Holdings *                             7,190,000           4,064

Dah Sing Bank (Regulation S shares)                    2,984,000           6,019

Dah Sing Banking                                         106,880             216

Dah Sing Financial                                       534,400           3,845

Esprit Holdings                                        1,855,001           9,914

Giordano                                              14,126,000           7,804

Grande Holdings *                                      6,310,000           6,404

Grande Holdings, 144A                                  1,084,000           1,100

Great Eagle                                            3,092,000           6,316

Henderson Land Development (ss.)                       2,185,000          10,162

Kingboard Chemical Holdings, 144A *                    1,956,000           4,096

Li & Fung                                              5,646,000           8,378

Lifestyle International                                3,776,500           5,192

Moulin International Holdings                          1,902,000           1,039

Moulin International Holdings, 144A                    3,146,000           1,718

New World Development                                 10,151,199           8,869

Next Media *                                           9,738,000           3,816

Oriental Press Group                                  12,592,000           4,651

Shun Tak Holdings (ss.)                                9,660,000           5,988

Swire Pacific, Series A                                1,744,000          12,380

Television Broadcast                                   1,705,000           7,294

Varitronix (ss.)                                      8,210,000           7,911

Total Hong Kong (Cost $124,896)                                          138,703

INDIA   15.9%

Common Stocks   15.9%

Arvind Mills *                                         3,942,000           6,885

Balaji Telefilms                                       2,480,923           5,146

Ballarpur Industries                                   2,609,338           4,278

Bharti Tele-Ventures *                                    46,000             160

Bombay Dyeing                                          1,604,100           6,161

CESC *                                                 2,247,700           6,026

Colgate-Palmolive (India)                              1,987,468           6,403

GlaxoSmithKline                                          996,008           5,671

Gujarat Mineral Development                              510,797           2,885

HDFC Bank                                              1,414,872          12,956

Himatsingka Seide                                        186,681           1,462

I-Flex Solutions                                         269,600           3,540

I-Flex Solutions, 144A                                   287,270           3,772

Indian Hotels                                            815,690           8,459

Kotak Mahindra Finance                                 2,667,334          10,585

LIC Housing Finance GDR
(Regulation S shares) (USD) @                            580,522           3,589

Moschip Semiconductor *                                  643,431             608

National Thermal Power, 144A *                           525,000             718

Oil & Natural Gas                                        243,000           4,222

Oil & Natural Gas (Regulation S shares)                   86,500           1,503

Petronet LNG *                                         9,004,800           4,649

Power Trading                                          2,419,900           2,806

Tata Tea                                                 673,800           6,088

Television Eighteen, Warrants, 4/15 - 10/15/06 *+        164,742             142

Television Eighteen *+                                 1,096,750           3,789

UTI Bank                                               1,896,000           6,405

Welspun Gujarat Stahl *                                3,728,845           3,250

Welspun India *                                        1,889,154           4,335

Zee Telefilms                                          3,813,071          12,570

Total India (Cost $100,581)                                              139,063

INDONESIA   0.9%

Common Stocks   0.9%

Indosat                                               15,489,500           8,043

Total Indonesia (Cost $6,584)                                              8,043

JAPAN   0.1%

Common Stocks   0.1%

Sansui Electric *                                      2,820,000             851

Total Japan (Cost $874)                                                      851

MALAYSIA   8.4%

Common Stocks   8.4%

Astro All Asia (Ordinary shares) *                     4,734,400           6,479

Astro All Asia (Regulation S shares) *                 1,845,000           2,525

Berjaya Sports Toto                                    4,469,750           4,587

CIMB Berhad                                            3,480,600           4,488

Hong Leong Bank                                        3,987,900           5,510

Hwang-DBS (Malaysia)                                   6,000,000           2,526

IJM                                                    3,603,600           4,457

Magnum                                                 3,662,100           2,419

MK Land Holdings                                       6,450,800           3,005

Multi-Purpose Holdings *                               8,404,400           2,389

Multi-Purpose Holdings, Warrants, 2/26/09 *            1,081,790             119

Pos Malaysia & Services Holdings                       4,390,600           2,646

Public Bank BHD                                          956,050           1,748

Redtone International                                  6,291,200           3,593

Sime Darby                                             3,122,600           4,684

Symphony House                                         7,945,500           1,610

Symphony House, Warrants, 4/28/09 *                    1,399,080              94

Telekom Malaysia                                       1,919,000           5,807

Telekom Malaysia (Regulation S shares)                   685,000           2,073

Tenaga Nasional *                                      2,982,000           8,711

Transmile Group                                        2,181,700           4,306

Total Malaysia (Cost $69,628)                                             73,776

SINGAPORE   6.8%

Common Stocks   6.8%

Ascendas, REIT                                         3,642,000           3,415

Ascendas, REIT, 144A                                   5,451,000           5,111

Ascendas, REIT (Regulation S shares) *                 1,700,000           1,594

Capitamall Trust, REIT                                 6,726,500           6,833

Creative Technology                                      376,050           4,249

DBS Group                                              1,310,000          12,283

GES International                                     10,700,000           4,309

Goodpack                                               6,792,000           4,164

United Overseas Bank                                   1,142,000           9,266

Venture Manufacturing                                    902,000           8,566

Total Singapore (Cost $55,004)                                            59,790

SOUTH KOREA   24.9%

Common Stocks   22.6%

Amorepacific                                              58,410          11,416

Cheil Communications                                      33,000           4,359

Daewoo Shipbuilding & Marine Engineering                 239,370           3,525

Hanaro Telecom *                                       1,250,886           3,578

Hyundai Department Store *(ss.)                          109,200           3,167

Hyundai Fire Marin                                     1,019,300           3,502

Hyundai Motor *                                           26,580           1,288

Hyundai Motor GDR, 144A (USD)                            120,500           2,860

Kookmin Bank *                                           474,926          15,852

Kookmin Bank ADR (USD) *(ss.)                             68,800           2,314

Korean Air Lines *                                       180,700           2,766

Kumgang Korea Chemical                                    79,640           8,458

LG Ad                                                    231,730           4,343

LG Chemical                                              267,720          10,011

LG Electronics *(ss.)                                     92,050           5,192

Lotte Chilsung Beverage                                   10,850           7,456

Ncsoft *(ss.)                                             87,220           8,329

Plenus                                                   322,900           3,271

S-Oil (ss.)                                              198,620          10,015

Samsung Electronics (ss.)                                100,242          39,319

Shinhan Financial                                        524,200          10,316

Shinsegae (ss.)                                           34,730           9,763

SK Corporation *                                         192,100          10,029

South Korea Telecom                                       70,330          11,016

Woori Finance Holdings                                   505,940           3,630

Woori Finance Holdings (Regulation S shares) *           316,000           2,267

                                                                         198,042

Preferred Stocks   2.3%

Hyundai Motor (ss.)                                      463,310          12,818

Samsung Electronics                                       26,650           7,135

                                                                          19,953

Total South Korea (Cost $146,611)                                        217,995

TAIWAN   14.1%

Common Stocks   14.1%

Acer                                                   2,918,441           4,272

Advantech                                              2,487,567           5,324

Basso Industry                                         2,269,300           4,687

Cathay Financial Holding                               8,584,000          16,446

Cheng Shin Rubber Industry                             4,417,976           5,251

Chinatrust Financial                                  10,963,635          12,505

E.Sun Financial                                        8,572,000           5,851

E.Sun Financial GDR, 144A (USD) *                         60,400           1,047

Evergreen Marine *                                            27               0

Far Eastern Department Stores                          5,674,000           2,684

Far Eastern Textile                                   11,376,129           7,594

Far Eastone Telecommunications, 144A                   3,834,303           4,098

Formosa Petrochemical *                                2,122,000           3,557

Merry Electronics                                        751,960           1,700

Polaris Securities                                     6,755,000           3,458

Quanta Computer                                        4,818,330           7,789

Taishin Financial Holdings                            12,179,078           9,953

Taiwan Cellular                                        4,359,000           4,358

Taiwan Semiconductor Manufacturing                     7,559,188           9,911

Test Rite                                              8,272,736           4,606

Via Technologies *                                     6,821,000           3,921

Waffer Technology                                      1,102,850           1,614

Yuanta Core Pacific *                                  4,825,000           3,394

Total Taiwan (Cost $120,530)                                             124,020

THAILAND   2.7%

Common Stocks   2.7%

Bangkok Bank NVDR *(ss.)                               1,124,400           2,562

C.P. 7-Eleven                                          3,479,400           4,578

Jasmine *                                            102,875,000           1,504

Jasmine, Warrants, 1/30/09 *                         102,875,000             677

Kasikornbank Public NVDR *(ss.)                        4,053,500           4,519

Land & Houses NVDR                                    17,880,100           3,921

Major Cineplex Group NVDR                              9,473,100           2,700

Siam Commercial Bank                                   2,907,200           3,117

True Corp., Rights *                                   1,597,894               0

Total Thailand (Cost $19,182)                                             23,578

UNITED KINGDOM   0.5%

Common Stocks   0.5%

HSBC (HKD)(ss.)                                          266,034           4,307

Total United Kingdom (Cost $3,780)                                         4,307

SHORT-TERM INVESTMENTS   0.9%

Money Market Funds   0.9%

T. Rowe Price Reserve Investment Fund, 1.81% #+        7,988,845           7,989

Total Short-Term Investments (Cost $7,989)                                 7,989


SECURITIES LENDING COLLATERAL   2.4%

Money Market Pooled Account   2.4%

Investment in money market pooled
account managed by JP Morgan Chase
Bank, London, 1.788% #                               20,820,770           20,821

Total Securities Lending Collateral (Cost $20,821)                        20,821


Total Investments in Securities

101.4% of Net Assets (Cost $739,716)                                    $888,710
                                                                        --------

(1)   Denominated in currency of country of incorporation unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004 - See
      Note 2

@ Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $37,696 and represents 4.3% of net assets

ADR   American Depository Receipts

GDR   Global Depository Receipts

HKD   Hong Kong dollar

NVDR  Non Voting Depository Receipt

REIT  Real Estate Investment Trust

USD   U.S. dollar

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

+Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                                        Realized
                       Purchase  Sales     Gain/  Investment     Value    Value
Affiliate                  Cost   Cost    (Loss)      Income  10/31/04 10/31/03
--------------------   --------  -----   ------   ----------  -------- ---------

Television Eighteen       1,722      -        -           -     3,789     2,122

Television Eighteen
Warrants, 4/15/06             -      -        -           -        71         -

Television Eighteen
Warrants, 10/15/06            -      -        -           -        71         -

T. Rowe Price Reserve
Investment Fund               *      *        *         246     7,989    19,619

Totals                                        -         246    11,920    21,741
                                         ------   ----------  -------- ---------

*Realized gain/(loss) and purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $7,989)                            $         7,989

  Other companies (cost $731,727)                                       880,721

  Total investments in securities                                       888,710

Other assets                                                             12,581

Total assets                                                            901,291

Liabilities

Total liabilities                                                        24,568

NET ASSETS                                                      $       876,723
                                                                ---------------

Net Assets Consist of:
Undistributed net investment income (loss)                      $            23

Undistributed net realized gain (loss)                                  (54,327)

Net unrealized gain (loss)                                              149,095

Paid-in-capital applicable to 99,403,607 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      781,932

NET ASSETS                                                      $       876,723
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          8.82
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                            Year
                                                                           Ended
                                                                        10/31/04

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $2,995)                     $        18,753

  Securities lending                                                        831

  Interest (net of foreign taxes of $2)                                       9

  Total income                                                           19,593

Expenses
  Investment management                                                   7,214

  Shareholder servicing                                                   1,750

  Custody and accounting                                                    414

  Prospectus and shareholder reports                                        113

  Legal and audit                                                            57

  Registration                                                               40

  Directors                                                                   7

  Miscellaneous                                                              47

  Total expenses                                                          9,642

Net investment income (loss)                                              9,951

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities (net of foreign taxes of $9,954)                           165,202

  Foreign currency transactions                                            (920)

  Net realized gain (loss)                                              164,282

Change in net unrealized gain (loss)
  Securities (net of decrease in deferred
  foreign taxes of $865)                                               (103,454)

  Other assets and liabilities
  denominated in foreign currencies                                         107

  Change in net unrealized gain (loss)                                 (103,347)

Net realized and unrealized gain (loss)                                  60,935

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $        70,886
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                               Year
                                                              Ended
                                                           10/31/04     10/31/03
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                          $    9,951   $    6,413

  Net realized gain (loss)                                 164,282       36,708

  Change in net unrealized gain (loss)                    (103,347)     203,675

  Increase (decrease) in net assets from operations         70,886      246,796

Distributions to shareholders
  Net investment income                                     (6,157)      (3,896)

  Net realized gain                                         (1,026)           -

  Decrease in net assets from distributions                 (7,183)      (3,896)

Capital share transactions *
  Shares sold                                              249,372      690,304

  Distributions reinvested                                   6,820        3,715

  Shares redeemed                                         (269,309)    (672,776)

  Redemption fees received                                       9            -

  Increase (decrease) in net assets from capital
  share transactions                                       (13,108)      21,243

Net Assets

Increase (decrease) during period                           50,595      264,143

Beginning of period                                        826,128      561,985

End of period                                           $  876,723   $  826,128
                                                        ----------   ----------

(Including undistributed net investment income of $23 at 10/31/04 and $6,180 at 10/31/03)

*Share information

  Shares sold                                               28,965      116,376

  Distributions reinvested                                     835          643

  Shares redeemed                                          (31,922)    (114,487)

  Increase (decrease) in shares outstanding                 (2,122)       2,532

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than one year to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At October 31, 2004, approximately 98% of the fund's net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $63,606,000; aggregate collateral consisted of $20,821,000 in the money market pooled account and U.S. government securities valued at $46,658,000.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $614,890,000 and $627,064,000, respectively, for the year ended October 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $7,183,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                           $ 171,950,000

Unrealized depreciation                                             (28,873,000)

Net unrealized appreciation (depreciation)                          143,077,000

Undistributed ordinary income                                         4,253,000

Capital loss carryforwards                                          (52,539,000)

Paid-in capital                                                     781,932,000

Net assets                                                        $ 876,723,000
                                                                  -------------

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $6,018,000 of unrealized losses reflected in the accompanying financial statements were realized for tax purposes as of October 31, 2004. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $174,475,000 of capital loss carryforwards. As of October 31, 2004, the fund had $11,737,000 of capital loss carryforwards that expire in fiscal 2009, and $40,802,000 that expire in fiscal 2010.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                               $  (9,951,000)

Undistributed net realized gain                                       9,954,000

Paid-in capital                                                          (3,000)

At October 31, 2004, the cost of investments for federal income tax purposes was $745,734,000.

Note 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At October 31, 2004, the fund had a capital gain tax refund receivable of $71,000, no deferred tax liability, and $3,325,000 of capital loss carryforwards that expire in 2011.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $606,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $88,000 for Price Associates, $1,124,000 for T. Rowe Price Services, Inc., and $98,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $145,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2004, the fund was allocated $13,000 of Spectrum Funds' expenses, of which $8,000 related to services provided by Price and $1,000 was payable at period-end. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2004, approximately 0.3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T.
Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price New Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $1,026,000 from short-term capital gains.

For taxable non-corporate shareholders, $8,102,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $14,571,000 and foreign taxes paid of $12,940,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

INDEPENDENT DIRECTORS

Name
(Year of Birth)          Principal Occupation(s) During Past 5 Years
Year Elected *           and Directorships of Other Public Companies

Anthony W. Deering       Director, Chairman of the Board, and Chief Executive
(1945)                   Officer, The Rouse Company, real estate developers;
1991                     Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.      Principal, EuroCapital Advisors, LLC, an acquisition
(1943)                   and management advisory firm
1988

David K. Fagin           Director, Golden Star Resources Ltd., Canyon
(1938)                   Resources Corp. (5/00 to present), and Pacific Rim
2001                     Mining Corp. (2/02 to present); Chairman and President,
                         Nye Corporation

Karen N. Horn            Managing Director and President, Global Private Client
(1943)                   Services, Marsh, Inc. (1999-2003); Managing  Director
2003                     and Head of International Private Banking, Bankers
                         Trust (1996-1999)

F. Pierce Linaweaver     President, F. Pierce Linaweaver & Associates, Inc.,
(1934)                   consulting environmental and civil engineers
2001

John G. Schreiber        Owner/President, Centaur Capital Partners, Inc., a
(1946)                   real estate investment company; Blackstone Real Estate
2001                     Advisors, L.P.

*Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Director


Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
 Portfolios Overseen]         and Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2002                          President, T. Rowe Price Group, Inc.; Chairman of
[111]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, International Funds

*Inside directors serve until retirement, resignation, or election of a successor.

OFFICERS

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served               Principal Occupation(s)

Ann B. Cranmer, FCIS (1947)            Vice President, T. Rowe Price Group Inc.,
Assistant Vice President,              and T. Rowe Price International, Inc.;
  International Funds                  Vice President and Secretary, T. Rowe
                                       Price Global Asset Management Limited
                                       and T. Rowe Price Global Investment
                                       Services Limited

Julio A. Delgado, CFA (1965)           Vice President, T. Rowe Price Group Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

Frances Dydasco (1966)                 Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.

Mark J.T. Edwards (1957)               Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.

Roger L. Fiery III, CPA (1959)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., T. Rowe Price
                                       International, Inc., and T. Rowe Price
                                       Trust Company

Gregory S. Golczewski (1966)           Vice President, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Trust Company

M. Campbell Gunn (1956)                Vice President, T. Rowe Price Global
Vice President, International Funds    Investment Services Limited, T. Rowe
                                       Price Group, Inc., and T. Rowe Price
                                       International, Inc.

Henry H. Hopkins (1942)                Director and Vice President, T. Rowe
Vice President, International Funds    Price Investment Services, Inc., T. Rowe
                                       Price Services, Inc., and T. Rowe Price
                                       Trust Company; Vice President, T. Rowe
                                       Price, T. Rowe Price Group, Inc., T.
                                       Rowe Price International, Inc., and T.
                                       Rowe Price Retirement Plan Services,Inc.

Ian D. Kelson (1956)                   Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       International, Inc.; formerly Head of
                                       Fixed Income, Morgan Grenfell/Deutsche
                                       Asset Management (to 2000)

Patricia B. Lippert (1953)             Assistant Vice President, T. Rowe Price
Secretary, International Funds         and T. Rowe Price Investment Services,
                                       Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served               Principal Occupation(s)

Raymond A. Mills, Ph.D., CFA (1960)    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       International, Inc.

George A. Murnaghan (1956)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., T. Rowe Price
                                       International, Inc., T. Rowe Price
                                       Investment Services, Inc., and T. Rowe
                                       Price Trust Company

Philip A. Nestico (1976)               Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)            Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.

Robert A. Revel-Chion (1965)           Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.

Christopher J. Rothery (1963)          Vice President, T. Rowe Price Group Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

James B.M. Seddon (1964)               Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.

Robert W. Smith (1961)                 Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       International, Inc.

Dean Tenerelli (1964)                  Vice President, T. Rowe Price Group Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

Justin Thomson (1968)                  Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.

Julie L. Waples (1970)                 Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)               Director and Vice President, T. Rowe
President, International Funds         Price; Vice President, T. Rowe Price
                                       Group, Inc.; Chief Executive Officer;
                                       Director, and President, T. Rowe Price
                                       International, Inc.; Director, T. Rowe
                                       Price Global Asset Management Limited
                                       and T. Rowe Price Global Investment
                                       Services Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $13,149               $15,318
     Audit-Related Fees                       1,319                   824
     Tax Fees                                 5,871                 4,999
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004